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                            NEW ENGLAND ZENITH FUND

                       LOOMIS SAYLES AVANTI GROWTH SERIES

                       Supplement dated February 5, 1998
                                       to
                         Prospectus dated May 1, 1997,
                 as supplemented August 1 and December 1, 1997

  On January 28, 1998, the Board of Trustees of New England Zenith Fund (the "Fund") approved new advisory and subadvisory agreements (the "New Agreements") relating to the Fund's Loomis Sayles Avanti Growth Series (the "Series") between TNE Advisers, Inc.("TNE Advisers") and the Fund on behalf of the Series, and between TNE Advisers and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadviser of the Series, succeeding Loomis, Sayles & Company, L.P. ("Loomis Sayles"), and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs, One New York Plaza, New York, New York 10004, is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

  The transition from Loomis Sayles to Goldman Sachs as subadviser of the Series will involve certain portfolio transaction costs as Goldman Sachs restructures the Series' portfolio to reflect a change in the Series' investment objective and strategy, as described below. It is impossible to estimate with certainty what the amount of these transaction costs will be, but it is currently not expected that such costs will exceed 1.00% of the Series' net asset value.

  The management fee payable by the Series to TNE Advisers under the new advisory agreement will be at an annual rate of 0.75% of the Series' average daily net assets. The subadvisory fee payable by TNE Advisers to Goldman Sachs under the new subadvisory agreement will be at the annual rate of 0.45% of the first $100 million of the Series' average daily net assets, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. In connection with the new advisory agreement, it is expected that the Voluntary Expense Agreement described in the prospectus between TNE Advisers and the Fund with respect to the Series would be terminated, and TNE Advisers would enter into an Expense Deferral Arrangement with the Fund with respect to the Series. The terms of such arrangement would be similar to those of the Expense Deferral Arrangements described in the prospectus with respect to several other series of the Fund, with an annual expense limit of 0.90% of net assets.

  The current investment objective of the Series is long-term capital growth. Assuming shareholder approval of the New Agreements, the Series will continue to invest primarily in common stocks after Goldman Sachs becomes subadviser; however, the Series' investment objective will be long-term capital appreciation. The change in investment objective is subject to shareholder approval. In managing the Series, Goldman Sachs will invest, under normal circumstances, substantially all of the Series' assets in equity securities and at least 65% of the Series' total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) of between $500 million and $10 billion at the time of investment. If the capitalization of an issuer increases above or decreases below this range after purchase of such issuer's securities, the Series may, but is not required to, sell the securities. Dividend income, if any, will be an incidental consideration. The Series may invest up to 35% of its total assets in fixed income securities. In addition, although the Series will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including issuers in emerging markets and securities quoted in foreign currencies.

  Ronald E. Gutfleish, Managing Director of Goldman Sachs, G. Lee Anderson, Vice President of Goldman Sachs and Lawrence S. Sibley, Vice President of Goldman Sachs will serve as portfolio managers of the Series. Mr. Gutfleish joined Goldman Sachs in 1993. Prior to that, he was a principal of Sanford C. Bernstein & Co. in its Investment Research Department. Mr. Anderson joined Goldman Sachs in 1992. Mr. Sibley joined Goldman Sachs in 1997. Prior to that he was Vice President at J.P. Morgan Securities and before that he was a partner in Institutional Sales at Sanford C. Bernstein & Co.